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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                      December 9, 2003

LODGENET ENTERTAINMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code                    (605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release
EX-99.2 Power Point Presentation

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release issued December 9, 2003, furnished pursuant to Item 9 of Form 8-K.

99.2	Power Point presentation delivered by Registrant’s Chief Executive Officer and President at the UBS 31st Annual Media Week Conference on December 9, 2003, furnished pursuant to Item 9 of Form 8-K.

Item 9. Regulation FD Disclosure.

LodgeNet Entertainment Corporation issued a press release on December 9, 2003, a copy of which is attached as Exhibit 99.1. The press release announced the signing of an agreement with Interstate Hotels & Resorts designating LodgeNet Entertainment Corporation as a preferred provider for supplying interactive television services for hotels under Interstate’s management.

LodgeNet Entertainment Corporation’s Chief Executive Officer and President, Scott C. Petersen, delivered a presentation at the UBS 31st Annual Media Week Conference on December 9, 2003. The Power Point presentation is attached as Exhibit 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGENET ENTERTAINMENT CORPORATION

Date: December 9, 2003	By	/s/ Scott C. Petersen

	Its	Scott C. Petersen President and Chief Executive Officer

2

EXHIBIT INDEX

99.1	Press Release issued December 9, 2003, furnished pursuant to Item 9 of Form 8-K.

99.2	Power Point presentation delivered by Registrant’s Chief Executive Officer and President at the UBS 31st Annual Media Week Conference on December 9, 2003, furnished pursuant to Item 9 of Form 8-K.